UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (302) 295-3800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibikase Therapeutics, Inc. (the “Company”) was held on June 26, 2026 in a virtual-only format via live webcast. As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares (the “2020 Plan Amendment”). A summary of the 2020 Plan Amendment was contained in the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 30, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference. The 2020 Plan Amendment was previously approved by the Company’s board of directors, subject to approval by the Company’s stockholders.

The foregoing description of the 2020 Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2020 Plan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

As further described in Item 5.07 to this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to limit the liability of certain officers of the Company as permitted by Delaware law. A summary of the Certificate of Amendment was contained in the Proxy Statement and is incorporated herein by reference. The Certificate of Amendment was previously approved by the Company’s board of directors, subject to approval by the Company’s stockholders.

On June 26, 2026, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 26, 2026. The following proposals were approved at the Annual Meeting by the votes indicated:

Proposal One: To elect two Class III directors, Arvind Kush and Dennis Berman, to the Board of Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Arvind Kush and Dennis Berman were duly elected to the Board of Directors as Class III directors, each to serve until the Company’s 2029 annual meeting of stockholders, or until his successor is duly elected and qualified, or until his earlier death, resignation or removal:

Name	Total Votes for Director	Total Votes withheld from Director	Total Broker Non-Votes
Arvind Kush	70,338,595	12,770,121	23,911,956
Dennis Berman	64,127,395	18,981,321	23,911,956

Proposal Two: To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Total Votes
For	106,910,712
Against	96,428
Abstain	13,532
Broker Non-Votes	0

Proposal Three: To approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law.

Total Votes
For	82,321,246
Against	779,416
Abstain	8,054
Broker Non-Votes	23,911,956

Proposal Four: To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares.

Total Votes
For	60,795,802
Against	22,135,512
Abstain	177,402
Broker Non-Votes	23,911,956

Proposal Five: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

Total Votes
For	61,237,304
Against	21,648,671
Abstain	222,741
Broker Non-Votes	23,911,956

Proposal Six: To vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers.

Total Votes
1 Year	77,456,671
2 Years	1,379
3 Years	5,363,879
Abstain	286,787
Broker Non-Votes	23,911,956

Based on these voting results, and the recommendation of the Board that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant.

10.1#	Amendment No. 4 to Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2026	INHIBIKASE THERAPEUTICS, INC.

	By:	/s/ Mark Iwicki
Mark Iwicki
Chief Executive Officer